 INDEX                                                             EXHIBIT 2
 TO
 FINANCIAL STATEMENTS                                                Page
                                                                    Number

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 Consolidated Balance Sheets - Per Books and Pro Forma
   as of September 30, 1995                                          2 - 3

 Consolidated Statement of Income for the Twelve Months Ended
   September 30, 1995                                                  4

 Consolidated Statement of Retained Earnings for the Twelve Months
   Ended September 30, 1995                                            5

 Statements of Long-Term Debt Outstanding as of September 30, 1995   6 - 9

 Statements of Preferred Stock Outstanding as of September 30, 1995    10


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 Balance Sheets - Per Books and Pro Forma as of September 30, 1995     11

 Statement of Income for the Twelve Months Ended September 30, 1995    12


 CSW CREDIT, INC.

 Balance Sheets - Per Books and Pro Forma as of September 30, 1995     13

 Statement of Income for the Twelve Months Ended September 30, 1995    14

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1995                                                  15


 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS                               16

 STATEMENT OF CHANGES                                                  17

 CAPITALIZATION RATIOS - Per books and Pro forma                       18

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                            19

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------   --------   --------
 ASSETS
 PLANT
   Electric utility
     Production                                 $5,851                $5,851
     Transmission                                1,442                 1,442
     Distribution                                2,641                 2,641
     General                                       807                   807
     Construction work in progress                 441                   441
     Nuclear fuel                                  164                   164
   Gas                                             840                   840
   Other diversified                                17                    17
                                              --------   --------   --------
                                                12,203                12,203
   Less - Accumulated depreciation               4,146                 4,146
                                              --------   --------   --------
                                                 8,057                 8,057
                                              --------   --------   --------
 CURRENT ASSETS
   Cash and temporary cash investments              61                    61
   Accounts receivable                           1,006                 1,006
   Materials and supplies, at average cost         169                   169
   Electric fuel inventory, substantially at
      average cost                                 133                   133
   Gas inventory/products for resale                28                    28
   Accumulated deferred income taxes                34                    34
   Prepayments and other                            52                    52
                                              --------   --------   --------
                                                 1,483                 1,483
                                              --------   --------   --------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred plant costs                            515                   515
   Mirror CWIP asset - net                         314                   314
   Other non-utility investments                   328                   328
   Income tax related regulatory assets, net       278                   278
   Other                                           321                   321
                                              --------   --------   --------
                                                 1,756                 1,756
                                              --------   --------   --------
                                               $11,296         $0    $11,296
                                              ========   ========   ========



 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------   --------   --------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common Stock Equity -
     Common stock, $3.50 par value,
     authorized 350,000,000 shares;
     issued and outstanding 192,300,000
     shares                                       $673                  $673
     Paid-in capital                               597                   597
     Retained earnings                           1,914                 1,914
                                              --------   --------   --------
     Total Common Stock Equity                   3,184                 3,184

   Preferred stock
     Not subject to mandatory redemption           292                   292
     Subject to mandatory redemption                34                    34
   Long-term debt                                3,001                 3,001
                                              --------   --------   --------
     Total Capitalization                        6,511                 6,511
                                              --------   --------   --------
 CURRENT LIABILITIES
   Long-term debt/preferred stock
     due within twelve months                       32                    32
   Short-term debt                                 758                   758
   Short-term debt - CSW Credit                    786                   786
   Accounts payable                                253                   253
   Accrued taxes                                   167                   167
   Accrued interest                                 70                    70
   Refund due customers                             22                    22
   Over-recovered fuel costs                        35                    35
   Other                                           124                   124
                                              --------   --------   --------
                                                 2,247                 2,247
                                              --------   --------   --------
DEFERRED CREDITS
   Income taxes                                  2,111                 2,111
   Investment tax credits                          309                   309
   Mirror CWIP liability and other                 118                   118
                                              --------   --------   --------
                                                 2,538                 2,538
                                              --------   --------   --------
                                               $11,296         $0    $11,296
                                              ========   ========   ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)



 OPERATING REVENUES                                  $3,456
                                                   --------
 OPERATING EXPENSES AND TAXES
   Fuel and purchased power                           1,040
   Gas purchased for resale                             277
   Gas extraction and marketing                         110
   Other operating                                      536
   Charges for terminated merger                         42
   Maintenance                                          165
   Depreciation and amortization                        372
   Taxes, other than federal income                     184
   Federal income taxes                                  93
                                                   --------
                                                      2,819
                                                   --------
 OPERATING INCOME                                       637
                                                   --------
 OTHER INCOME AND DEDUCTIONS
   Mirror CWIP liability amortization                    48
   Other                                                 63
                                                   --------
                                                        111

 INCOME BEFORE INTEREST CHARGES                         748
                                                   --------
 INTEREST CHARGES
   Interest on long-term debt                           227
   Interest on short-term debt and other                 99
                                                   --------
                                                        326
                                                   --------

 NET INCOME                                             422

   Preferred stock dividends                             18
                                                   --------
 NET INCOME FOR COMMON STOCK                           $404
                                                   ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)



 RETAINED EARNINGS AT SEPTEMBER 30, 1994             $1,841

 Add: Net income for common stock                       404
                                                   --------
                                                      2,245

 Deduct: Common stock dividends                         328
               True-up of proir period liability          4
                                                   --------
 RETAINED EARNINGS AT SEPTEMBER 30, 1995             $1,913
                                                   ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)


 CENTRAL POWER AND LIGHT COMPANY
  First mortgage bonds -
 Series J, 6-5/8%, due January 1, 1998                              $28
 Series L, 7%, due February 1, 2001                                  36
 Series T, 7-1/2%, due December 15, 2014                            112
 Series AA, 7-1/2%,  due March 1, 2020                               50
 Series BB, 6%, due  October 1, 1997                                200
 Series CC, 7-1/4%,  due October 1, 2004                            100
 Series DD, 7-1/8%,  due December 1, 1999                            25
 Series EE, 7-1/2%,  due December 1, 2002                           115
 Series FF, 6-7/8%,  due February 1, 2003                            50
 Series GG, 7-1/8%,  due February 1, 2008                            75
 Series HH, 6%, due  April 1, 2000                                  100
 Series II, 7-1/2%,  due April 1, 2023                              100
 Series JJ, 7-1/2%,  due May 1, 1999                                100
 Series KK, 6-5/8%,  due July 1, 2005                               200

 Installment sales agreements -
   Pollution control bonds
     Series 1974  7-1/8%, due June 1, 2004                            8
     Series 1977  6%, due November 1, 2007                           34
     Series 1984  7-7/8%, due September 15, 2014                      6
     Series 1986  7-7/8%, due December 1, 2016                       60
     Series 1993  6%, due July 1, 2028                              120
     Series 1995  6-1/10%, due July 28, 2028                         101
 Unamortized discount                                                (6)
 Unamortized costs of reacquired debt                               (97)
 Amount to be redeemed within one year                                1
                                                               --------
                                                                 $1,518
                                                               --------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)



 PUBLIC SERVICE COMPANY OF OKLAHOMA
 First mortgage bonds -
   Series J, 5-1/4%, due March 1, 1996                              $25
   Series K, 7-1/4%, due January 1, 1999                             25
   Series L, 7-3/8%, due March 1, 2002                               30
   Series S, 7-1/4%, due July 1, 2003                                65
   Series T, 7-3/8%, due December 1, 2004                            50
   Series U, 6-1/4%, due April 1, 2003                               35
   Series V, 7-3/8%, due April 1, 2023                              100
   Series W, 6-1/2%, due June 1, 2005                                50
 Installment sales agreements -
   Pollution control bonds
     Series A, 5.9%, due December 1, 2007                            35
     Series 1984 7-7/8, due December 15, 2014                        13
 Unamortized discount                                                (5)
 Unamortized costs of reacquired debt                               (19)
 Amount to be redeemed within one year                              (25)
                                                               --------
                                                                   $379
                                                               --------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)

 SOUTHWESTERN ELECTRIC POWER COMPANY
 First mortgage bonds -
   Series V, 7-3/4%, due June 1, 2004                               $40
   Series W, 6-1/8%, due December 1, 1999                            40
   Series X, 7%, due September 1, 2007                               90
   Series Y, 6-5/8%, due February 1, 2003                            55
   Series Z, 7-1/4%, due July 1, 2023                                45
   Series  AA, 5-1/4%, due April 1, 2000                             45
   Series  BB, 6-7/8%, due October 1, 2025                           80
   1976 Series A, 6.2%, due November 1, 2006                          7
   1976 Series B, 6.2%, due November 1, 2006                          1
 Installment sales agreements -
   Pollution control bonds
     1978 Series A, 6%, due January 1, 2008                          14
     Series 1986, 8.2%, due July 1, 2014                             82
     1991 Series A, 8.2%, due August 1, 2011                         17
     1991 Series B, 6.9%, due November 1, 2004                       12
     Series 1992, 7.6%, due January 1, 2019                          54
 Bank loan, variable rate, due June 15, 2000                         50
 Railcar lease obligations                                           14
 Unamortized discount and premium                                    (3)
 Unamortized costs of reacquired debt                               (44)
 Amount to be redeemed within one year                               (4)
                                                               --------
                                                                   $595
                                                               --------
 WEST TEXAS UTILITIES COMPANY
 First mortgage bonds -
   Series 0, 9-1/4%, due December 1, 2019                           $53
   Series P, 7-3/4%, due July 1, 2007                                25
   Series Q, 6-7/8%, due October 1, 2002                             35
   Series R, 7%, due October 1, 2004                                 40
   Series S, 6-1/8%, due February 1, 2004                            40
   Series T, 7-1/2%, due April 1, 2000                               40
 Installment sales agreement -
   Pollution control bonds
   Series 1984, 7-7/8%, due September 15, 2014                       44
 Unamortized discount and premium                                    (1)
 Unamortized costs of reacquired debt                               (26)
 Amount to be redeemed within one year                               (1)
                                                               --------
                                                                   $249
                                                               --------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (millions)

 TRANSOK, INC.
 Note payable, 8.960%, due April 17, 2017                           $15
 Note payable, 8.280%, due April 16, 2007                             3
 Note payable, 8.130%, due April 16, 2002                             3
 Note payable, 8.125%, due April 22, 2002                            17
 Note payable, 8.900%, due May 21, 2012                               5
 Note payable, 7.810%, due May 20, 1999                               3
 Note payable, 8.250%, due May 20, 2004                               1
 Note payable, 8.170%, due May 22, 2003                               2
 Note payable, 7.750%, due May 21, 1999                               5
 Note payable, 8.170%, due May 28, 2004                               2
 Note payable, 8.280%, due June 3, 2003                               4
 Note payable, 8.340%, due June 2, 2004                               2
 Note payable, 8.350%, due August 27, 2012                            5
 Note payable, 7.350%, due August 26, 2002                            5
 Note payable, 7.330%, due August 26, 2002                            1
 Note payable, 7.320%, due August 28, 2002                           14
 Note payable, 6.750%, due December 1, 1999                          15
 Note payable, 7.800%, due March 1, 2004                             10
 Note payable, 7.770%, due March 1, 2004                              3
 Note payable, 7.780%, due December 15, 2004                          2
 Note payable, 7.730%, due December 15, 2004                          1
 Note payable, 7.670%, due March 1, 2004                              1
 Note payable, 7.650%, due May 15, 2002                               5
 Note payable, 7.650%, due May 15, 2002                               5
 Note payable, 7.650%, due December 23, 2003                         11
 Note payable, 6.850%, due March 18, 2005                             1
 Note payable, 6.850%, due March 18, 2005                             1
 Note payable, 6.900%, due March 1, 2005                              6
 Note payable, 6.990%, due March 24, 2005                             5
 Note payable, 6.860%, due March 28, 2005                            12
 Note payable, 7.750%, due April 24, 2023                            10
 Note payable, 6.840%, due April 25, 2005                             3
 Note payable, 7.750%, due April 26, 2023                             5
 Note payable, 6.810%, due April 26, 2003                             7
 Note payable, 6.600%, due April 29, 2003                             2
 Note payable, 6.710%, due April 30, 2004                             1
 Note payable, 6.930%, due May 5, 2005                                1
 Note payable, 7.070%, due May 5, 2008                                1
 Note payable, 7.000%, due January 12, 2004                           5
                                                               --------
                                                                   $200
 CENTRAL AND SOUTH WEST SERVICES, INC.                         --------
   Term loan facility, Variable rate, due
     December 1, 2001                                                60
                                                               --------
                                                                    $60
                                                               --------
   TOTAL CONSOLIDATED                                            $3,001
                                                               ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF PREFERRED STOCK OUTSTANDING
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)


 NOT SUBJECT TO MANDATORY REDEMPTION

 CENTRAL POWER AND LIGHT COMPANY
   4.00% Series,   100,000 shares                                   $10
   4.20% Series,    75,000 shares                                     8
   7.12% Series,   260,000 shares                                    26
   8.72% Series,   500,000 shares                                    50
   Auction Money Market,   750,000 shares                            75
   Auction Series A,  425,000 shares                                 42
   Auction Series B,  425,000 shares                                 42
   Issuance expense                                                  (3)
                                                               --------
                                                                   $250
                                                               --------
 PUBLIC SERVICE COMPANY OF OKLAHOMA

   4.00% Series,    97,900 shares                                   $10
   4.24% Series,   100,000 shares                                    10
                                                               --------
                                                                    $20
                                                               --------
 SOUTHWESTERN ELECTRIC POWER COMPANY

   5.00% Series,    75,000 shares                                    $8
   4.65% Series,    25,000 shares                                     2
   4.28% Series,    60,000 shares                                     6
                                                               --------
                                                                    $16
                                                               --------
 WEST TEXAS UTILITIES COMPANY
   4.40% Series,    60,000 shares                                     6
                                                               --------
 Total Consolidated                                                $292
                                                               ========
 SUBJECT TO MANDATORY REDEMPTION

   SOUTHWESTERN ELECTRIC POWER COMPANY
     6.95% Series, 364,000 shares                                   $36
     Amount to be redeemed within one year                           (2)
                                                               --------
     Total Consolidated                                             $34
                                                               ========

 CENTRAL AND SOUTH WEST CORPORATION

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------   --------   --------
ASSETS
   Electric Utility
     General                                        $4                    $4
   Less - Accumulated depreciation                  (1)                   (1)
                                              --------   --------   --------
 NET PLANT                                           3                     3

 INVESTMENTS IN COMMON STOCK
   OF SUBSIDIARY COMPANIES (at equity)           3,396                 3,396
                                              --------   --------   --------

 CURRENT ASSETS
   Cash and temporary cash investments              28                    28
   Advances to affiliates                          323                   323
   Accounts receivable - Affiliated                206                   206
   Prepayments and other                             6                     6
                                              --------   --------   --------
                                                   563                   563
                                              --------   --------   --------
 DEFERRED CHARGES AND OTHER ASSETS                  50                    50
                                              --------   --------   --------
                                                $4,012         $0     $4,012
                                              ========   ========   ========
 COMMON STOCK EQUITY
   Common stock, $3.50 par value;
     authorized 350,000,000 shares;
     issued and outstanding 192,300,000
     shares                                       $673                  $673
   Paid-in capital                                 597                   597
   Retained earnings                             1,914                 1,914
                                              --------   --------   --------
      Total capitalization                       3,184                 3,184
                                              --------   --------   --------
 CURRENT LIABILITIES
   Short-term debt                                 758                   758
   Accounts payable and other                       40                    40
                                              --------   --------   --------
                                                   798                   798
                                              --------   --------   --------
 DEFERRED CREDITS                                   30                    30
                                              --------   --------   --------
                                                $4,012         $0     $4,012
                                              ========   ========   ========


 CENTRAL AND SOUTH WEST CORPORATION

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)


 INCOME

   Equity in earnings of subsidiaries
     Central Power and Light Company                               $195
     Public Service Company of Oklahoma                              86
     Southwestern Electric Power Company                            122
     West Texas Utilities Company                                    38
     Transok, Inc.                                                   25
     CSW Credit, Inc.                                                 7
     CSW Energy, Inc.                                                 8
     CSW Leasing, Inc.                                                1
     CSW International, Inc.                                         (3)
     CSW Communications, Inc.                                        (1)
     Central and South West Services, Inc.                            0
   Other Income                                                      40
                                                               --------
                                                                   $518
                                                               --------

 EXPENSES AND TAXES

    General and administrative expenses                              83
    Interest expense                                                 51
    Federal income taxes                                            (20)
   Other                                                              0
                                                               --------
                                                                    114
                                                               --------
 NET INCOME                                                        $404
                                                               ========

 CSW CREDIT, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Thousands)








                                                 Per     Pro Forma     Pro
                                                Books   Adjustments   Forma
                                              --------   --------   --------
 ASSETS

 CURRENT ASSETS
   Cash and temporary cash investments             151                   151
   Accounts receivable                         867,081               867,081
   Prepayments and other                         3,010                 3,010
                                              --------   --------   --------
                                               870,242               870,242
                                              ========   ========   ========

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common stock                                      1                     1
   Paid-in capital                              54,049                54,049
   Retained earnings                                 0                     0
                                              --------   --------   --------
     Total common stock equity                  54,050                54,050

 CURRENT LIABILITIES

   Commercial paper                            785,500               785,500
   Accounts payable                             15,000                15,000
   Accrued taxes                                (2,122)               (2,122)
   Other current liabilities                    20,020                20,020
                                              --------   --------   --------
                                               818,398               818,398
                                              --------   --------   --------
 DEFERRED CREDITS
   Income taxes                                 (2,206)               (2,206)
                                              --------   --------   --------
                                                (2,206)               (2,206)
                                              --------   --------   --------
                                              $870,242         $0   $870,242
                                              ========   ========   ========

 CSW CREDIT, INC.

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1995
 UNAUDITED
 (Thousands)



 ELECTRIC OPERATING REVENUE                         $69,290
                                                   --------

 OPERATING EXPENSES AND TAXES
   Customer accounting and collecting                11,223
   Administrative and general                         6,612
   Taxes, other than federal income                   1,080
   Federal income taxes                               4,431
                                                   --------
                                                     23,346
                                                   --------
 OPERATING INCOME                                    45,944
                                                   --------

 INCOME BEFORE INTEREST CHARGES                      45,944
                                                   --------
 INTEREST CHARGES
   Interest on short-term debt and other             39,261
                                                   --------
                                                     39,261
                                                   --------
 NET INCOME                                           6,683

 PREFERRED STOCK DIVIDENDS                                0
                                                   --------
 NET INCOME FOR COMMON STOCK                         $6,683
                                                   ========

 CSW CREDIT, INC.

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT SEPTEMBER 30, 1994                 $0
 Add: Net income (loss) for common stock              6,683
                                                   --------
                                                      6,683
 Deduct: Common stock dividends                       7,714
 Add: Paid in capital to cover deficit                1,031
                                                   --------
 RETAINED EARNINGS AT SEPTEMBER 30, 1995                 $0
                                                   ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)
                                                           DR         CR
                                                        --------   --------
 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY
   COMPANIES                                           NO PRO FORMA
ADJUSTMENTS


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)        NO PRO FORMA
ADJUSTMENTS


 CSW CREDIT, INC.                                      NO PRO FORMA
ADJUSTMENTS

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES


      There have been no significant changes in the financial statements of Central and South West Corporation and subsidiary companies subsequent to September 30, 1995, other than in the ordinary course of business, except for the SEEBOARD Tender Offer. See CSW Combined Quarterly Report on Form 10-Q for the quarter ended September 30, 1995.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 CAPITALIZATION RATIOS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1995

                                             Common
                                             Stock    Preferred   Long-term
                                             Equity     Stock      Debt(*)
                                            --------   --------   --------

 Central and South West Corporation
   and Subsidiary Companies
   (Consolidated) Per books                    48.9%        5.0%     46.1%

 Central and South West Corporation
   and Subsidiary Companies
   (Consolidated) Pro forma                       NO PRO FORMA ADJUSTMENTS

 Central and South West Corporation (Corporate)
   Per books                                  100.0%        0.0%      0.0%

 Central and South West Corporation (Corporate)
   Pro forma                                      NO PRO FORMA ADJUSTMENTS

 CSW CREDIT, INC.
   Per books                                  100.0%        0.0%      0.0%

 CSW CREDIT, INC.
   Pro forma                                      NO PRO FORMA ADJUSTMENTS

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




      The notes to consolidated financial statements included in Central and South West Corporation's 1994 Annual Report on Form 10-K are hereby incorporated by reference and made a part of this report.




                                                                Page
                                                             Reference

 1994 Annual Report on Form 10-K                      pages 2-31 through 2-66